                                                                    Exhibit 4(2)

                          [Form of Stock Certificate]

  NUMBER                                                                SHARES
[  BOX  ]                                                              [  BOX  ]

                           CANARGO ENERGY CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE $0.10                                            CUSIP NO. 137225 10 8
COMMON STOCK


THIS CERTIFIES THAT



is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                           PAR VALUE OF $0.10 EACH OF

                           CANARGO ENERGY CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ Michael Binnion                               DATED:

     PRESIDENT                                    Countersigned and Registered:

                                                  SIGNATURE STOCK TRANSFER, INC.
                                                  (Dallas, Texas) Transfer Agent

/s/ Susan E. Palmer
                                                  By
     SECRETARY

                                                            Authorized Signature



                           CANARGO ENERGY CORPORATION
                                   CORPORATE
                                      SEAL
                                    DELAWARE
                                  (encircled)


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          SHAREHOLDERS MAY OBTAIN UPON REQUEST DIRECTED TO THE
     SECRETARY OF THE CORPORATION AT THE CORPORATION'S EXECUTIVE
     OFFICES, AND WITHOUT CHARGE, A STATEMENT OF THE RIGHTS,
     PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES AND SERIES OF SHARES AUTHORIZED TO BE ISSUED AND UPON THE HOLDERS THEREOF.

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in                    UNIF GIFT MIN ACT --           Custodian
common                                                           -----------------------------
TEN ENT -- as tenants by the                                     (Cust)                (Minor)
entireties                                            under Uniform Gifts to Minors
JT TEN -- as joint tenants
with rights of survivorship and              Act
not as tenants in common                         ---------------------------------------------
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
           [  BOX  ]




_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated _________________________________


_______________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.